Exhibit 99.2

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

Monthly Operating Report

For the Period Ending August 31, 2020

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Declaration Regarding the Bank Reconciliation	MOR-1a(Dec)	X
Schedule of Cash Disbursements by Legal Entity	MOR-1b	X
Declaration Regarding the Schedule of Cash Disbursements	MOR-1b(Dec)	X
Copies of Bank Statements
Cash Disbursements Journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes	MOR-4a	X
Declaration Regarding the Status of Post-Petition Taxes	MOR-4a(Dec)	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Payments to Insiders and Professionals	MOR-6	X
Debtor Questionnaire	MOR-7	X

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors' chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. §1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Anurup Pruthi	9/15/2020
Signature of Authorized Individual	Date

Anurup Pruthi	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

General Notes

For the Period Ended August 31, 2020

Debtor-in-Possession Financial Statements

The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects.

The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information is subject to changes, and these changes could be material. The information furnished in this report includes preliminary normal recurring adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee.

Intercompany Transactions

Intercompany transactions between the Debtors have not been eliminated in the financial statements contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise

As a result of the chapter 11 filings, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Pre-petition liabilities that are subject to compromise have been reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation, or other events.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-1 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(US Dollars)

Debtor	Case Number	Cash Receipts	Cash Disbursements
KHQ Investment LLC	20-22661	$-	$6,878,443.39
Centric Denim USA, LLC	20-22647	-	1,438,151.70
Rosetti Handbags and Accessories, Ltd.	20-22669	-	4,353,134.07
F&T Apparel LLC	20-22655	-	4,908,772.73
Centric-BCBG LLC	20-22651	-	625,046.35
American Marketing Enterprises Inc.	20-22639	-	25,014,045.80
Centric Socks LLC	20-22649	-	4,643,430.37
Centric West LLC	20-22650	-	1,968,672.68
Centric Accessories Group LLC	20-22642	-	1,499,533.37
Centric Beauty LLC	20-22643	-	3,989,345.95
Briefly Stated, Inc.	20-22641	-	1,418,690.68
Centric Jewelry Inc.	20-22648	-	667,422.47
Hudson Clothing Holdings, Inc.	20-22657	-	936,001.41
RG Parent LLC	20-22664	778,193.03	-
VZI Investment Corp.	20-22670	-	1,637.34
Centric-BCBG Retail LLC	20-22636	-	254,471.71
Centric Bebe LLC	20-22644	-	-
Centric Brands Inc.	20-22637	11,183.50	-
DBG Holdings Subsidiary Inc.	20-22652	-	-
DBG Subsidiary Inc.	20-22653	309,640.82	-
Innovo West Sales, Inc.	20-22659	-	-
HC Acquisition Holdings, Inc.	20-22656	-	-
Hudson Clothing, LLC	20-22658	-	426,771.23
DFBG Swims, LLC	20-22654	31,513.22	40,979.15
Robert Graham Holdings, LLC	20-22667	1,991.10	-
Robert Graham Designs, LLC	20-22666	-	544,121.35
Robert Graham Retail LLC	20-22668	1,332,699.45	-
RGH Group LLC	20-22665	-	-
Marco Brunelli IP, LLC	20-22663	-	-
Briefly Stated Holdings, Inc.	20-22640	-	-
KHQ Athletics LLC	20-22660	-	-
Added Extras LLC	20-22638	-	-
Lotta Luv Beauty LLC	20-22662	-	-
Centric Denim Retail LLC	20-22646	-	-
Centric Brands Holding LLC	20-22645	143,750,374.17	47,767,112.29

Total		$146,215,595.29	$107,375,784.04

Note

Disbursements from Centric Brands Holding LLC that were made on behalf of operating companies have been allocated to those operating companies.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-1a: BANK RECONCILIATIONS

(US Dollars in Thousands)

Debtor	Bank Name	Account Description	Acct Number (last 4 digits only)	GL Balance 8/31/2020
Centric Brands Holding LLC	HSBC	Main Operating Account	0083	$62,958.8
Centric Brands Holding LLC	HSBC	Canadian Operating Account	2001	86.2
Centric Brands Holding LLC	HSBC	Utility Deposit Account	3226	160.0
Centric Brands Inc.	PNC	LC Account	6921	8,744.6
Centric Brands Inc.	PNC	LC Account	1712	17.9
DBG SUBSIDIARY INC.	Wells Fargo	US Retail Operating Account	7271	-
DBG SUBSIDIARY INC.	Wells Fargo	US Retail Operating Account	7289	73.5
DFBG SWIMS, LLC	Wells Fargo	US Retail Operating Account	3646	185.4
HUDSON CLOTHING, LLC	Wells Fargo	US Retail Operating Account	6869	-
HUDSON CLOTHING, LLC	Wells Fargo	US Retail Operating Account	6877	-
RG PARENT LLC	Wells Fargo	RGP LOCKBOX	7313	-
RG PARENT LLC	Wells Fargo	RGP OPERATING	7321	250.7
RG PARENT LLC	Wells Fargo	RGD OPERATING	7339	85.4
RG PARENT LLC	Wells Fargo	RGR OPERATING	7347	-
RG PARENT LLC	Wells Fargo	RGH OPERATING	7354	69.1
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7131	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7149	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7156	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7164	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7172	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7180	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7198	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7206	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7214	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6943	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6950	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6968	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6976	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6984	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6992	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7008	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7016	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7024	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7032	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	7040	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6786	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6794	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6802	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6810	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6828	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6836	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6844	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	6851	-
ROBERT GRAHAM RETAIL LLC	Wells Fargo	ZBA Account for American Retail Sales	3301	-
Total				$72,631.6

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR 1a(Dec): DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS

For the Period Ended August 31, 2020

Anurup Pruthi hereby declares under penalty of perjury:

1.	I am Chief Financial Officer of Centric Brands, Inc. In that capacity, I am familiar with the above-captioned debtors' and debtors-in-possession's (collectively, the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2.	All statements in this Declaration are true and correct to the best of my knowledge, based on my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein.

3.	To the best of my knowledge, all of the Debtor's bank balances as of August 31, 2020 have been reconciled in an accurate and timely manner.

Dated: September 15, 2020	Respectfully submitted,

/s/ Anurup Pruthi
By: Anurup Pruthi
Title: Chief Financial Officer

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR 1b - DISBURSEMENTS BY LEGAL ENTITY

(US Dollars)

Entity	Case Number	Disbursements 7/1/20 - 8/31/20	Quarterly Fee
KHQ Investment LLC	20-22661	$16,850,612.36	TBD
Centric Denim USA, LLC	20-22647	9,201,588.70	TBD
Rosetti Handbags and Accessories, Ltd.	20-22669	11,500,137.43	TBD
F&T Apparel LLC	20-22655	14,635,950.07	TBD
Centric-BCBG LLC	20-22651	1,715,832.88	TBD
American Marketing Enterprises Inc.	20-22639	37,326,659.77	TBD
Centric Socks LLC	20-22649	7,889,152.53	TBD
Centric West LLC	20-22650	4,565,586.51	TBD
Centric Accessories Group LLC	20-22642	2,904,048.66	TBD
Centric Beauty LLC	20-22643	6,994,620.80	TBD
Briefly Stated, Inc.	20-22641	3,751,643.23	TBD
Centric Jewelry Inc.	20-22648	2,011,304.62	TBD
Hudson Clothing Holdings, Inc.	20-22657	1,668,016.39	TBD
RG Parent LLC	20-22664	3,686.07	TBD
VZI Investment Corp.	20-22670	3,455.45	TBD
Centric-BCBG Retail LLC	20-22636	874,781.40	TBD
Centric Bebe LLC	20-22644	-	TBD
Centric Brands Inc.	20-22637	-	TBD
DBG Holdings Subsidiary Inc.	20-22652	-	TBD
DBG Subsidiary Inc.	20-22653	3,568.08	TBD
Innovo West Sales, Inc.	20-22659	-	TBD
HC Acquisition Holdings, Inc.	20-22656	-	TBD
Hudson Clothing, LLC	20-22658	1,278,072.46	TBD
DFBG Swims, LLC	20-22654	185,896.46	TBD
Robert Graham Holdings, LLC	20-22667	-	TBD
Robert Graham Designs, LLC	20-22666	1,047,365.78	TBD
Robert Graham Retail LLC	20-22668	17,279.43	TBD
RGH Group LLC	20-22665	-	TBD
Marco Brunelli IP, LLC	20-22663	-	TBD
Briefly Stated Holdings, Inc.	20-22640	-	TBD
KHQ Athletics LLC	20-22660	-	TBD
Added Extras LLC	20-22638	-	TBD
Lotta Luv Beauty LLC	20-22662	-	TBD
Centric Denim Retail LLC	20-22646	-	TBD
Centric Brands Holding LLC	20-22645	103,901,144.73	TBD
Total		$228,330,403.81	TBD

Total disbursements of $228 million includes approximately $107 million disbursed from 08/01/20 to 8/31/20 and approximately $121 million disbursed from 07/01/20 to 07/31/20.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR 1b(Dec): DECLARATION REGARDING THE SCHEDULE OF DISBURSEMENTS

For the Period Ended August 31, 2020

Anurup Pruthi hereby declares under penalty of perjury:

1.	For the period covered by this report, I was the Chief Financial Officer of Centric Brands, Inc. In that capacity, I am familiar with the above-captioned debtors' and debtors-in-possession's (collectively, the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2.	The Debtors submit this Declaration regarding cash disbursements in lieu of providing copies of the cash disbursements schedules.

3.	All statements in this Declaration are true and correct to the best of my knowledge, based on my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein.

4.	The Debtors have disbursed approximately $107 million for post-petition amounts and pre-petition amounts payable under one or more orders entered by the Bankruptcy Court for the period of August 1, 2020 through August 31, 2020. Copies of the cash disbursement schedules are available for inspection upon request by the Office of the United States Trustee.

Dated: September 15, 2020	Respectfully submitted,

/s/ Anurup Pruthi
By: Anurup Pruthi
Title: Chief Financial Officer

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-2: STATEMENT OF OPERATIONS

For the Period Ended August 31, 2020

(US Dollars in Thousands)

						MOR-2: STATEMENT OF OPERATIONS
						For the Period Ended August 31, 2020
						(US Dollars in Thousands)
				AMERICAN			CENTRIC
	CENTRIC- BCBG	CENTRIC BRANDS	ADDED EXTRAS	MARKETING	BRIEFLY STATED	BRIEFLY STATED	ACCESSORIES	CENTRIC	CENTRIC BEBE	CENTRIC BRANDS	CENTRIC DENIM	CENTRIC DENIM
	RETAIL LLC	INC.	LLC	ENTERPRISES	HOLDINGS, INC.	INC.	GROUP LLC	BEAUTY LLC	LLC	HOLDING LLC	RETAIL LLC	USA, LLC
Net Sales	$3,346.4	$-	$-	$32,561.6	$-	$6,096.7	$3,697.8	$6,785.4	$-	$-	$-	$8,341.0

Cost of Sales	(3,623.5)	-	-	(21,154.6)	-	(4,954.4)	(2,794.5)	(5,953.4)	-	(0.4)	-	(6,696.3)
Cost of Goods Sold - Standard	-	-	-	-	-	-	-	-	-	-	-	-
Purchase Price Variance	482.2	-	-	733.1	-	32.0	352.0	694.7	-	-	-	190.6
Cost of Sales	(3,141.3)	-	-	(20,421.5)	-	(4,922.4)	(2,442.5)	(5,258.7)	-	(0.4)	-	(6,505.7)

Royalties	(246.3)	-	-	(5,189.0)	-	(909.9)	(327.4)	(755.3)	-	-	-	(810.0)
Other Revenue	-	-	-	-	-	-	-	-	-	-	-	-

Gross Margin	(41.2)	-	-	6,951.1	-	264.4	927.9	771.4	-	(0.4)	-	1,025.3
Gross Margin %	-1%	0%	0%	21%	0%	4%	25%	11%	0%	0%	0%	12%

Selling & Advertising Expense	(244.6)	-	-	(4.9)	-	(1.4)	(86.1)	(43.8)	-	0.0	-	(2.7)
Salaries & Benefits	(669.8)	-	-	(935.5)	-	-	(332.8)	(253.7)	0.1	(3,312.8)	-	(163.8)
Facility Expense	(88.5)	-	-	(388.4)	-	(76.1)	(356.9)	(124.8)	(4.9)	(453.6)	-	(154.8)
IT Expenses	(65.6)	-	-	(5.2)	-	-	(4.4)	(0.4)	(0.2)	(802.7)	-	3.8
Professional Fees	12.0	-	-	(40.8)	-	-	(7.3)	(2.5)	-	(762.1)	-	(5.2)
Other	(151.7)	-	-	138.8	-	(172.1)	(117.6)	(52.4)	0.0	(32.0)	-	(189.1)
Total Selling, General, & Administrative Expenses	(1,208.3)	-	-	(1,235.9)	-	(249.6)	(905.0)	(477.6)	(5.0)	(5,363.3)	-	(511.7)

Operating Income (Loss)	(1,249.5)	-	-	5,715.2	-	14.8	22.9	293.8	(5.0)	(5,363.7)	-	513.6

One Time Expenses	(240.0)	-	-	187.6	-	(7.7)	(40.3)	(3.6)	-	(7,249.7)	-	422.5
Interest	-	-	-	(0.0)	-	-	(0.0)	-	-	(9,161.9)	-	(0.0)
Depreciation & Amortization	(40.8)	-	-	-	-	-	-	-	-	(7,342.5)	-	(4.0)
Taxes	-	-	-	-	-	-	-	-	-	-	-	-

Net Income	$(1,530.3)	$-	$-	$5,902.8	$-	$7.1	$(17.5)	$290.2	$(5.0)	$(29,117.8)	$-	$932.1

The information contained herein is provided to fulfill the requirements of the Bankruptcy Code and the Bankruptcy Rules. All information contained herein is unaudited.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-2: STATEMENT OF OPERATIONS

For the Period Ended August 31, 2020

(US Dollars in Thousands)

										HUDSON
	CENTRIC	CENTRIC SOCKS	CENTRIC WEST	CENTRIC-BCBG	DBG HOLDINGS	DBG SUBSIDIARY	DFBG SWIMS,	F&T APPAREL	HC ACQUISITION	CLOTHING	HUDSON	INNOVO WEST
	JEWELRY INC.	LLC	LLC	LLC	SUBSIDIARY INC.	INC.	LLC	LLC	HOLDINGS, INC.	HOLDINGS, INC.	CLOTHING, LLC	SALES, INC.
Net Sales	$2,781.9	$9,683.3	$6,329.4	$884.6	$-	$-	$266.6	$7,302.4	$-	$-	$2,413.1	$-

Cost of Sales	(2,025.3)	(7,776.5)	(3,462.9)	(1,097.2)	-	-	(151.6)	(7,173.9)	-	-	(1,416.0)	-
Cost of Goods Sold - Standard	-	-	-	-	-	-	-	-	-	-	-	-
Purchase Price Variance	143.6	774.4	(43.2)	(65.6)	-	-	(11.8)	382.0	-	-	(84.8)	-
Cost of Sales	(1,881.7)	(7,002.1)	(3,506.1)	(1,162.8)	-	-	(163.4)	(6,791.9)	-	-	(1,500.9)	-

Royalties	(200.4)	(901.2)	(419.9)	(43.8)	-	-	-	(243.6)	-	-	(8.3)	-
Other Revenue	-	-	-	-	-	-	-	-	-	-	-	-

Gross Margin	699.8	1,780.1	2,403.4	(321.9)	-	-	103.2	267.0	-	-	903.9	-
Gross Margin %	25%	18%	38%	-36%	0%	0%	39%	4%	0%	0%	37%	0%

Selling & Advertising Expense	(5.8)	(68.1)	(255.3)	(28.6)	-	-	(8.4)	(42.1)	-	-	(23.0)	-
Salaries & Benefits	(229.9)	(333.6)	(798.7)	(131.6)	-	-	(34.8)	(802.9)	-	-	(302.1)	-
Facility Expense	(148.8)	(191.6)	(398.0)	(186.1)	-	-	(6.2)	(543.8)	-	-	(174.5)	-
IT Expenses	(3.0)	(2.3)	(21.4)	(5.3)	-	-	(4.3)	1.9	-	-	(47.8)	-
Professional Fees	-	-	(19.9)	(7.7)	-	-	(10.6)	(26.9)	-	-	(7.1)	-
Other	(97.6)	(133.4)	(25.5)	(28.1)	-	-	(18.1)	(113.7)	-	-	(248.9)	-
Total Selling, General, & Administrative Expenses	(485.2)	(729.0)	(1,518.8)	(387.3)	-	-	(82.5)	(1,527.4)	-	-	(803.3)	-

Operating Income (Loss)	214.7	1,051.1	884.6	(709.3)	-	-	20.7	(1,260.5)	-	-	100.6	-

One Time Expenses	(209.3)	21.1	(243.0)	(165.3)	-	-	2.2	4.7	-	-	(23.4)	-
Interest	(0.0)	(0.0)	(0.0)	(0.0)	-	-	-	-	-	-	-	-
Depreciation & Amortization	-	-	(10.2)	(0.2)	-	-	(6.6)	(13.1)	-	-	(113.8)	-
Taxes	-	-	-	-	-	-	-	-	-	-	-	-

Net Income	$5.4	$1,072.1	$631.3	$(874.7)	$-	$-	$16.3	$(1,268.9)	$-	$-	$(36.6)	$-

The information contained herein is provided to fulfill the requirements of the Bankruptcy Code and the Bankruptcy Rules. All information contained herein is unaudited.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-2: STATEMENT OF OPERATIONS

For the Period Ended August 31, 2020

(US Dollars in Thousands)

	KHQ ATHLETICS	KHQ INVESTMENT	LOTTA LUV	MARCO BRUNELLI IP,			ROBERT GRAHAM	ROBERT GRAHAM	ROBERT GRAHAM RETAIL	ROSETTI HANDBAGS AND	VZI INVESTMENT
	LLC	LLC	BEAUTY LLC	LLC	RG PARENT LLC	RGH GROUP LLC	DESIGNS, LLC	HOLDINGS, LLC	LLC	ACCESSORIES	CORP.	Total

Net Sales	$-	$29,245.5	$-	$-	$-	$-	$3,431.9	$-	$-	$8,636.6	$63.7	$131,868.1

Cost of Sales	-	(19,739.3)	-	-	-	-	(1,883.6)	-	-	(7,328.5)	(43.7)	(97,275.4)
Cost of Goods Sold - Standard	-	-	-	-	-	-	-	-	-	-	-	-
Purchase Price Variance	-	732.6	-	-	-	-	25.5	-	-	(64.3)	2.0	4,274.9
Cost of Sales	-	(19,006.7)	-	-	-	-	(1,858.1)	-	-	(7,392.8)	(41.7)	(93,000.5)

Royalties	-	(2,682.3)	-	-	-	-	(0.6)	-	-	(145.8)	-	(12,883.8)
Other Revenue	-	-	-	-	-	-	-	-	-	-	-	-

Gross Margin	-	7,556.5	-	-	-	-	1,573.1	-	-	1,098.0	22.1	25,983.8
Gross Margin %	0%	26%	0%	0%	0%	0%	46%	0%	0%	13%	35%	20%

Selling & Advertising Expense	-	(211.5)	-	-	-	-	(110.5)	-	-	(34.4)	(0.0)	(1,171.2)
Salaries & Benefits	-	(1,696.0)	-	-	-	-	(792.3)	-	-	(294.5)	(263.2)	(11,347.8)
Facility Expense	-	(564.3)	-	-	-	-	(750.6)	-	-	(246.4)	(45.2)	(4,903.8)
IT Expenses	-	(26.8)	-	-	-	-	(45.3)	-	-	(2.7)	(2.6)	(1,034.3)
Professional Fees	-	(3.5)	-	-	-	-	(2.3)	-	-	(5.3)	-	(889.1)
Other	-	(156.9)	-	-	-	-	(195.8)	-	-	(126.6)	305.9	(1,414.7)
Total Selling, General, & Administrative Expenses	-	(2,658.9)	-	-	-	-	(1,896.9)	-	-	(710.0)	(5.1)	(20,760.9)

Operating Income (Loss)	-	4,897.6	-	-	-	-	(323.8)	-	-	388.0	17.0	5,222.9

One Time Expenses	-	(263.5)	-	-	-	-	(24.5)	-	-	(113.7)	(33.2)	(7,979.2)
Interest	-	(0.0)	-	-	-	-	-	-	-	-	(0.0)	(9,161.9)
Depreciation & Amortization	-	-	-	-	-	-	(212.6)	-	-	-	-	(7,744.0)
Taxes	-	-	-	-	-	-	-	-	-	-	-	-

Net Income	$-	$4,634.1	$-	$-	$-	$-	$(560.8)	$-	$-	$274.3	$(16.2)	$(19,662.1)

The information contained herein is provided to fulfill the requirements of the Bankruptcy Code and the Bankruptcy Rules. All information contained herein is unaudited.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-3: BALANCE SHEET

As of August 31, 2020

(US Dollars in Thousands)

				AMERICAN			CENTRIC
	CENTRIC- BCBG	CENTRIC BRANDS	ADDED EXTRAS	MARKETING	BRIEFLY STATED	BRIEFLY STATED	ACCESSORIES	CENTRIC BEAUTY	CENTRIC BEBE	CENTRIC BRANDS	CENTRIC DENIM	CENTRIC DENIM
	RETAIL LLC	INC.	LLC	ENTERPRISES	HOLDINGS, INC.	INC.	GROUP LLC	LLC	LLC	HOLDING LLC	RETAIL LLC	USA, LLC
Assets
Cash and Cash Equivalents	$-	$-	$-	$-	$-	$-	$3,941.1	$-	$812.1	$72,158.8	$-	$8.6
Restricted Cash	-	-	-	-	-	-	-	-	-	-	-	-
Accounts Receivable, net	20,758.5	-	-	115,171.4	-	12,156.0	9,199.3	25,629.6	(15,254.9)	(449,793.4)	-	27,655.0
Inventories	5,729.9	-	-	41,753.6	-	13,757.4	25,238.1	12,771.2	984.3	(320.2)	-	12,745.2
Prepaid Expenses and Other Current Assets	(569.6)	-	-	8,432.2	-	802.0	13,683.2	2,053.9	1,432.5	10,685.9	-	790.9
Total Current Assets	25,918.9	-	-	165,357.2	-	26,715.4	52,061.8	40,454.7	(12,026.0)	(367,268.9)	-	41,199.7

Property, Plant, & Equipment, net	1,884.7	-	-	-	-	-	40.2	-	35.7	73,591.0	-	191.9
Goodwill & Intangibles	310.9	-	-	1,472.5	-	(68.5)	57,139.3	164.4	4,361.6	1,067,096.2	-	143.4
Operating Lease Right-of-Use Assets	709.8	-	-	-	-	-	-	-	7,060.2	99,225.4	-	-
Other Assets	-	-	-	-	-	-	-	-	(8.4)	277.3	-	-
Total Assets	$28,824.3	$-	$-	$166,829.7	$-	$26,646.9	$109,241.4	$40,619.1	$(576.8)	$872,921.0	$-	$41,535.0

Liabilities & Stockholders Equity
Accounts Payable and Accrued Expenses	7,218.2	-	-	(39,648.3)	-	(8,932.1)	(3,249.7)	17,142.1	15,381.9	340,886.8	-	(6,120.0)
Revolving Line of Credit	-	-	-	-	-	-	-	-	-	139,679.9	-	-
Short-Term Debt	-	-	-	-	-	-	-	-	-	160,000.0	-	-
Current Portion of Operating Lease Liabilities	-	-	-	-	-	-	-	-	-	15,292.0	-	-
Current Portion of Long-Term Debt	-	-	-	-	-	-	-	-	-	625,650.0	-	-
Total Current Liabilities	7,218.2	-	-	(39,648.3)	-	(8,932.1)	(3,249.7)	17,142.1	15,381.9	1,281,508.7	-	(6,120.0)

Liabilities Subject to Compromise	110.7	-	-	8,549.2	-	2,125.1	4,036.7	4,767.6	57.5	784,468.3	-	10,771.6
Total Liabilities Subject to Compromise	110.7	-	-	8,549.2	-	2,125.1	4,036.7	4,767.6	57.5	784,468.3	-	10,771.6

Convertible Notes	-	-	-	-	-	-	-	-	-	0.0	-	-
Long-Term Debt, Net of Current Portion	-	-	-	-	-	-	-	-	-	24,662.6	-	-
Operating Lease Liabilities	(216.0)	-	-	-	-	-	-	-	7,359.6	86,813.4	-	-
Other Liabilities	-	-	-	-	-	-	-	-	(667.5)	-	-	-
Total Liabilities	7,112.9	-	-	(31,099.1)	-	(6,807.0)	786.9	21,909.7	22,131.5	2,177,453.0	-	4,651.6

Shareholders Equity	21,711.4	-	-	197,928.9	-	33,453.9	108,454.4	18,709.4	(22,708.3)	(1,304,532.0)	-	36,883.4

Total Liabilities and Shareholder's Equity	$28,824.3	$-	$-	$166,829.7	$-	$26,646.9	$109,241.4	$40,619.1	$(576.8)	$872,921.0	$-	$41,535.0

The information contained herein is provided to fulfill the requirements of the Bankruptcy Code and the Bankruptcy Rules. All information contained herein is unaudited.

Amounts above are inclusive of intercompany and intracompany balances.

The Company has not performed a physical count of inventory; amount is an estimate subject to change

Intercompany balances included in Accounts Payable and Accrued Expenses

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-3: BALANCE SHEET

As of August 31, 2020

(US Dollars in Thousands)

										HUDSON
	CENTRIC	CENTRIC SOCKS	CENTRIC WEST	CENTRIC- BCBG	DBG HOLDINGS	DBG SUBSIDIARY	DFBG SWIMS,	F&T APPAREL	HC ACQUISITION	CLOTHING	HUDSON	INNOVO WEST
	JEWELRY INC.	LLC	LLC	LLC	SUBSIDIARY INC.	INC.	LLC	LLC	HOLDINGS, INC.	HOLDINGS, INC.	CLOTHING, LLC	SALES, INC.
Assets
Cash and Cash Equivalents	$-	$-	$10.5	$-	$-	$-	$258.3	$-	$-	$-	$(9.8)	$-
Restricted Cash	-	-	-	-	-	-	-	-	-	-	-	-
Accounts Receivable, net	9,807.0	32,348.2	14,749.7	7,186.1	-	-	941.2	77,891.4	-	-	3,557.4	-
Inventories	2,675.6	24,494.5	14,008.0	1,792.6	-	-	2,300.8	41,917.4	-	-	5,558.9	-
Prepaid Expenses and Other Current Assets	1,532.8	1,644.3	3,636.4	376.6	-	-	84.9	3,668.2	-	-	611.7	-
Total Current Assets	14,015.3	58,487.0	32,404.6	9,355.2	-	-	3,585.1	123,477.0	-	-	9,718.2	-

Property, Plant, & Equipment, net	0.5	-	1,032.6	23.7	-	-	242.6	226.4	-	-	-	-
Goodwill & Intangibles	38.0	78.6	(181.5)	(944.0)	-	-	-	516.0	-	-	43,178.5	-
Operating Lease Right-of-Use Assets	(14,735.2)	-	3,156.1	-	-	-	27.4	(5.6)	-	-	(6,726.2)	-
Other Assets	(0.1)	-	-	-	-	-	13.2	(5.8)	-	-	219.7	-
Total Assets	$(681.4)	$58,565.6	$36,411.9	$8,434.8	$-	$-	$3,868.3	$124,208.1	$-	$-	$46,390.2	$-

Liabilities & Stockholders Equity
Accounts Payable and Accrued Expenses	2,386.9	10,670.8	3,703.6	28,446.7	-	-	8,561.8	53,285.0	-	-	42,885.3	-
Revolving Line of Credit	-	-	-	-	-	-	-	-	-	-	-	-
Short-Term Debt	-	-	-	-	-	-	-	-	-	-	-	-
Current Portion of Operating Lease Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Current Portion of Long-Term Debt	-	-	-	402.2	-	-	-	-	-	-	-	-
Total Current Liabilities	2,386.9	10,670.8	3,703.6	28,848.9	-	-	8,561.8	53,285.0	-	-	42,885.3	-

Liabilities Subject to Compromise	3,557.6	5,607.7	4,160.2	14,227.4	-	-	321.8	15,722.7	-	-	1,097.9	-
Total Liabilities Subject to Compromise	3,557.6	5,607.7	4,160.2	14,227.4	-	-	321.8	15,722.7	-	-	1,097.9	-

Convertible Notes	-	-	-	-	-	-	-	-	-	-	-	-
Long-Term Debt, Net of Current Portion	-	-	-	-	-	-	-	-	-	-	-	-
Operating Lease Liabilities	(14,939.5)	-	3,295.9	-	-	-	28.0	(5.5)	-	-	(6,904.5)	-
Other Liabilities	-	-	7.6	-	-	-	-	-	-	-	-	-
Total Liabilities	(8,995.0)	16,278.5	11,167.2	43,076.3	-	-	8,911.5	69,002.1	-	-	37,078.7	-

Shareholders Equity	8,313.6	42,287.1	25,244.6	(34,641.5)	-	-	(5,043.2)	55,206.0	-	-	9,311.6	-
Total Liabilities and Shareholder's Equity	$(681.4)	$58,565.6	$36,411.9	$8,434.8	$-	$-	$3,868.3	$124,208.1	$-	$-	$46,390.2	$-

The information contained herein is provided to fulfill the requirements of the Bankruptcy Code and the Bankruptcy Rules. All information contained herein is unaudited.

Amounts above are inclusive of intercompany and intracompany balances.

The Company has not performed a physical count of inventory; amount is an estimate subject to change

Intercompany balances included in Accounts Payable and Accrued Expenses

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-3: BALANCE SHEET

As of August 31, 2020

(US Dollars in Thousands)

				MARCO			ROBERT	ROBERT	ROBERT	ROSETTI
	KHQ ATHLETICS	KHQ	LOTTA LUV	BRUNELLI IP,			GRAHAM	GRAHAM	GRAHAM RETAIL	HANDBAGS AND	VZI INVESTMENT
	LLC	INVESTMENT LLC	BEAUTY LLC	LLC	RG PARENT LLC	RGH GROUP LLC	DESIGNS, LLC	HOLDINGS, LLC	LLC	ACCESSORIES	CORP.	Total
Assets
Cash and Cash Equivalents	$-	$24.6	$-	$-	$-	$-	$427.2	$-	$-	$0.6	$-	$77,632.1
Restricted Cash	-	-	-	-	-	-	-	-	-	-	-	-
Accounts Receivable, net	-	161,750.0	-	-	-	-	6,191.0	-	-	27,427.7	643.3	88,014.4
Inventories	-	58,337.3	-	-	-	-	14,411.6	-	-	27,168.7	1,017.2	306,342.1
Prepaid Expenses and Other Current Assets	-	4,836.2	-	-	-	-	2,623.5	-	-	659.7	752.1	57,737.3
Total Current Assets	-	224,948.1	-	-	-	-	23,653.3	-	-	55,256.6	2,412.6	529,726.0

Property, Plant, & Equipment, net	-	33.5	-	-	-	-	4,291.9	-	-	-	(0.2)	81,594.5
Goodwill & Intangibles	-	2,119.9	-	-	-	-	35,949.8	-	-	239.6	(158.0)	1,211,456.7
Operating Lease Right-of-Use Assets	-	13.8	-	-	-	-	16,603.6	-	-	-	-	105,329.3
Other Assets	-	-	-	-	-	-	275.3	-	-	-	-	771.3
Total Assets	$-	$227,115.2	$-	$-	$-	$-	$80,773.9	$-	$-	$55,496.2	$2,254.4	$1,928,877.7

Liabilities & Stockholders Equity
Accounts Payable and Accrued Expenses	-	27,215.3	-	-	-	-	(2,386.7)	-	-	8,343.0	(395.0)	505,395.4
Revolving Line of Credit	-	-	-	-	-	-	-	-	-	-	-	139,679.9
Short-Term Debt	-	-	-	-	-	-	-	-	-	-	-	160,000.0
Current Portion of Operating Lease Liabilities	-	-	-	-	-	-	-	-	-	-	-	15,292.0
Current Portion of Long-Term Debt	-	-	-	-	-	-	-	-	-	-	-	626,052.2
Total Current Liabilities	-	27,215.3	-	-	-	-	(2,386.7)	-	-	8,343.0	(395.0)	1,446,419.5

Liabilities Subject to Compromise	-	14,424.8	-	-	-	-	5,967.8	-	-	7,055.3	502.8	887,532.7
Total Liabilities Subject to Compromise	-	14,424.8	-	-	-	-	5,967.8	-	-	7,055.3	502.8	887,532.7

Convertible Notes	-	-	-	-	-	-	-	-	-	-	-	0.0
Long-Term Debt, Net of Current Portion	-	-	-	-	-	-	-	-	-	-	-	24,662.6
Operating Lease Liabilities	-	13.8	-	-	-	-	20,026.5	-	-	-	-	95,471.7
Other Liabilities	-	-	-	-	-	-	242.9	-	-	-	-	(417.0)
Total Liabilities	-	41,653.9	-	-	-	-	23,850.5	-	-	15,398.3	107.8	2,453,669.4

Shareholders Equity	-	185,461.3	-	-	-	-	56,923.4	-	-	40,097.9	2,146.6	(524,791.6)
Total Liabilities and Shareholder's Equity	$-	$227,115.2	$-	$-	$-	$-	$80,773.9	$-	$-	$55,496.2	$2,254.4	$1,928,877.7

The information contained herein is provided to fulfill the requirements of the Bankruptcy Code and the Bankruptcy Rules. All information contained herein is unaudited.

Amounts above are inclusive of intercompany and intracompany balances.

The Company has not performed a physical count of inventory; amount is an estimate subject to change

Intercompany balances included in Accounts Payable and Accrued Expenses

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

(US Dollars in Thousands)

		Number of Days Past Due
Debtor Name	Current	0-30 Days	30-60 Days	60-90 Days	90+Days	Total
CENTRIC-BCBG RETAIL LLC	$1,428.1	$2,186.5	$1,725.7	$523.1	$467.9	$6,331.3
CENTRIC BRANDS INC.	—	—	—	—	—	—
ADDED EXTRAS LLC	—	—	—	—	—	—
AMERICAN MARKETING ENTERPRISES	24,566.8	2,588.3	49.8	531.9	-	27,736.9
BRIEFLY STATED HOLDINGS, INC.	—	—	—	—	—	—
BRIEFLY STATED INC.	13,276.6	1,181.3	99.0	214.3	—	14,771.2
CENTRIC ACCESSORIES GROUP LLC	11,351.0	640.7	24.3	(0.2)	(40.4)	11,975.4
CENTRIC BEAUTY LLC	3,527.7	1,130.4	(88.1)	0.3	9.5	4,579.8
CENTRIC BEBE LLC	—	—	—	—	—	—
CENTRIC BRANDS HOLDING LLC	455.7	(2,198.2)	501.6	2,114.4	879.9	1,753.4
CENTRIC DENIM RETAIL LLC	—	—	—	—	—	—
CENTRIC DENIM USA, LLC	6,502.6	434.8	470.2	(2,365.2)	1.2	5,043.7
CENTRIC JEWELRY INC.	1,623.0	42.4	(240.9)	(9.2)	0.1	1,415.3
CENTRIC SOCKS LLC	7,246.7	2,705.8	314.0	33.0	(4.3)	10,295.3
CENTRIC WEST LLC	4,582.6	608.6	(31.7)	(108.1)	11.2	5,062.6
CENTRIC-BCBG LLC	739.0	586.4	(3.8)	2.2	0.1	1,324.0
DBG HOLDINGS SUBSIDIARY INC.	—	—	—	—	—	—
DBG SUBSIDIARY INC.	—	—	—	—	—	—
DFBG SWIMS, LLC	4.0	(99.8)	6.1	0.0	11.4	(78.3)
F&T APPAREL LLC	9,409.0	4,109.0	(207.6)	6.5	(1.3)	13,315.6
HC ACQUISITION HOLDINGS, INC.	—	—	—	—	—	—
HUDSON CLOTHING HOLDINGS, INC.	—	—	—	—	—	—
HUDSON CLOTHING, LLC	697.6	19.7	25.7	11.6	6.2	760.7
INNOVO WEST SALES, INC.	—	—	—	—	—	—
KHQ ATHLETICS LLC	—	—	—	—	—	—
KHQ INVESTMENT LLC	22,476.9	1,271.6	687.6	(443.4)	2.5	23,995.1
LOTTA LUV BEAUTY LLC	—	—	—	—	—	—
MARCO BRUNELLI IP, LLC	—	—	—	—	—	—
RG PARENT LLC	—	—	—	—	—	—
RGH GROUP LLC	—	—	—	—	—	—
ROBERT GRAHAM DESIGNS, LLC	684.1	115.0	69.4	21.3	114.3	1,004.1
ROBERT GRAHAM HOLDINGS, LLC	—	—	—	—	—	—
ROBERT GRAHAM RETAIL LLC	—	—	—	—	—	—
ROSETTI HANDBAGS AND ACCESSORIES	9,598.5	2,501.0	60.3	(0.2)	—	12,159.5
VZI INVESTMENT CORP.	33.5	34.0	(0.0)	—	—	67.4
Total	$118,203.4	$17,857.6	$3,461.6	$532.2	$1,458.2	$141,513.0

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-4a: STATUS OF POST-PETITION TAXES

(US Dollars in Thousands)

Debtor Name	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or ETF	Ending Tax Liability
See Attached Declaration

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR 4a(Dec): DECLARATION REGARDING THE STATUS OF POST-PETITION TAXES

For the Period Ended August 31, 2020

Anurup Pruthi hereby declares under penalty of perjury:

1.	I am Chief Financial Officer of Centric Brands, Inc. In that capacity, I am familiar with the above-captioned debtors' and debtors-in-possession's (collectively, the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2.	All statements in this Declaration are true and correct to the best of my knowledge, based on my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein.

3.	To the best of my knowledge, all of the Debtors have filed all necessary federal, state, and local tax returns and have timely made all related required post-petition tax payments.

Dated: September 15, 2020	Respectfully submitted,

/s/ Anurup Pruthi
By: Anurup Pruthi
Title: Chief Financial Officer

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(US Dollars in Thousands)

		Number of Days Past Due
Debtor Name	Current	0-30 Days	30-60 Days	60-90 Days	90+Days	Total
CENTRIC-BCBG RETAIL LLC	$8,909.7	$—	$—	$—	$—	$8,909.7
CENTRIC BRANDS INC.	—	—	—	—	—	—
ADDED EXTRAS LLC	—	—	—	—	—	—
AMERICAN MARKETING ENTERPRISES	56,191.0	6,026.8	435.0	373.1	1,107.2	64,133.1
BRIEFLY STATED HOLDINGS, INC.	—	—	—	—	—	—
BRIEFLY STATED INC.	8,034.7	73.2	510.3	171.4	531.4	9,321.0
CENTRIC ACCESSORIES GROUP LLC	7,476.2	3,526.0	2,811.6	(537.4)	413.3	13,689.7
CENTRIC BEAUTY LLC	11,159.0	3,064.6	367.6	328.5	3,925.1	18,844.7
CENTRIC BEBE LLC	—	—	—	—	—	—
CENTRIC BRANDS HOLDING LLC	—	—	—	—	—	—
CENTRIC DENIM RETAIL LLC	—	—	—	—	—	—
CENTRIC DENIM USA, LLC	22,266.5	5,759.5	4,612.2	197.6	3,408.9	36,244.7
CENTRIC JEWELRY INC.	4,117.3	1,056.7	491.3	219.2	2,080.7	7,965.2
CENTRIC SOCKS LLC	18,701.2	2,537.8	808.1	249.3	1,985.7	24,282.0
CENTRIC WEST LLC	8,766.8	1,169.4	1,548.7	(424.0)	1,146.4	12,207.3
CENTRIC-BCBG LLC	2,428.0	661.1	130.5	18.8	753.2	3,991.6
DBG HOLDINGS SUBSIDIARY INC.	—	—	—	—	—	—
DBG SUBSIDIARY INC.	—	—	—	—	—	—
DFBG SWIMS, LLC	137.9	0.8	2.5	4.1	11.8	157.0
F&T APPAREL LLC	20,940.1	15,337.0	2,193.3	(1,603.2)	2,907.9	39,775.1
HC ACQUISITION HOLDINGS, INC.	—	—	—	—	—	—
HUDSON CLOTHING HOLDINGS, INC.	—	—	—	—	—	—
HUDSON CLOTHING, LLC	183.9	(353.7)	(77.7)	51.5	1,663.2	1,467.2
INNOVO WEST SALES, INC.	—	—	—	—	—	—
KHQ ATHLETICS LLC	—	—	—	—	—	—
KHQ INVESTMENT LLC	43,439.9	13,104.4	2,825.2	797.3	6,904.7	67,071.5
LOTTA LUV BEAUTY LLC	—	—	—	—	—	—
MARCO BRUNELLI IP, LLC	—	—	—	—	—	—
RG PARENT LLC	—	—	—	—	—	—
RGH GROUP LLC	—	—	—	—	—	—
ROBERT GRAHAM DESIGNS, LLC	1,456.1	313.3	74.1	285.2	488.9	2,617.6
ROBERT GRAHAM HOLDINGS, LLC	—	—	—	—	—	—
ROBERT GRAHAM RETAIL LLC	—	—	—	—	—	—
ROSETTI HANDBAGS AND ACCESSORIES	15,477.2	1,403.9	542.6	310.2	2,137.0	19,870.9
VZI INVESTMENT CORP.	103.1	44.6	4.0	—	33.6	185.4
Total	$229,788.6	$53,725.4	$17,279.3	$441.5	$29,499.1	$330,733.9

TAXES RECONCILIATION AND AGING

Taxes Payable	Current	0-30 Days	31-60 Days	61-90 Days	91+Days	Total
0 - 30 days old	$—	$—	$—	$—	$—	$—
31 - 60 days old	—	—	—	—	—	—
61 - 90 days old	—	—	—	—	—	—
91+ days old	—	—	—	—	—	—
Total Taxes Payable	$—	$—	$—	$—	$—	$—

Notes:

Only accounts receivable with aging data included in this schedule. Accounts receivable on the balance sheet includes all receivables - including receivables not aged (e.g. cash clearing accounts).

Centric is current on all pre-petition and post-petition tax payments.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-6: PAYMENTS TO INSIDERS AND PROFESSIONALS

(US Dollars)

INSIDERS
Name	Type of Payment	Paid 8/1/20 - 8/31/20	Total Paid to Date
Brown, Janice	Gross compensation & expenses	$47,024.23	$164,332.53
Alabaster, Pamela G	Gross compensation & expenses	0.00	17,125.95
Berg, Andrew J	Gross compensation & expenses	34,273.71	120,042.13
Biszantz, Suzanne	Gross compensation & expenses	69,374.21	220,274.79
Borromeo, Maria	Gross compensation & expenses	0.00	103,403.97
Coe, Karen	Gross compensation & expenses	32,436.80	113,528.80
Czuchra, Roger J	Gross compensation & expenses	28,424.00	99,484.00
Favuzza, Joseph	Gross compensation & expenses	40,106.66	140,373.31
Nembirkow, Lori	Gross compensation & expenses	24,244.74	84,438.22
Pinkow, Steven	Gross compensation & expenses	66,773.32	233,706.62
Pruthi, Anurup	Gross compensation & expenses	44,940.00	156,540.00
Rabin, Arthur W	Gross compensation & expenses	69,081.01	242,948.70
Rabin, Jason	Gross compensation & expenses	85,106.66	331,206.65
Ritchey, Laura L	Gross compensation & expenses	0.00	104,008.36
Silverstein, Cory	Gross compensation & expenses	40,106.66	88,547.32
Tarshis, Andrew	Gross compensation & expenses	0.00	61,659.99
GLENHILL CAPITAL ADVISORS (Glenn Krevlin)	BoD consulting fees	40,000.00	170,000.00
JMK CONSULTING (2018) LLC (Jarod Kahn)	Gross compensation & expenses	76,666.66	249,166.32
GSO Capital Partners LP	BoD consulting fees	0.00	60,493.00
REDAN ADVISORS LLC (Patrick Bartels)	BoD consulting fees	40,000.00	157,500.00
McLallen, Walter	BoD consulting fees	40,000.00	182,500.00
HI CAPM ADVISORS, LTD (Sherman Edmiston)	BoD consulting fees	400.00	37,900.00
Savage, Kent	BoD consulting fees	0.00	62,500.00
Bowen, Marjorie	BoD consulting fees	0.00	37,500.00
	TOTAL PAYMENTS TO INSIDERS	$778,958.66	$3,239,180.66

PROFESSIONALS
Professional Name	Role in the Case	Paid 8/1/20 - 8/31/20	Total Paid to Date
Prime Clerk	Administrative Agent	$666,890.47	$761,753.24
Ropes & Gray	Debtor Lead Counsel	1,401,129.46	1,401,129.46
Alvarez & Marsal	Debtor Financial Advisor	1,683,653.48	1,683,653.48
PJT Partners	Debtor Investment Banker	1,534,193.55	1,534,193.55
	TOTAL PAYMENTS TO PROFESSIONALS	$5,285,866.96	$5,380,729.73

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-7: DEBTOR QUESTIONNAIRE

#	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		No
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		No
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		No
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		No
5	Is the Debtor delinquent in paying any insurance premium payment?		No
6	Have any payments been made on pre-petition liabilities this reporting period?	Yes
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	Yes
8	Are any post-petition payroll taxes past due?		No
9	Are any post-petition State or Federal income taxes past due?		No
10	Are any post-petition real estate taxes past due?		No
11	Are any other post-petition taxes past due?		No
12	Have any pre-petition taxes been paid during this reporting period?	Yes
13	Are any amounts owed to post-petition creditors delinquent?		No
14	Are any wage payments past due?		No
15	Have any post-petition loans been received by the Debtor from any party?	Yes
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		No
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		No
18	Have the owners or shareholders received any compensation outside of the normal course of business?		No

#	Explanations
6	First day motion payments have been made in accordance with related orders.
7	Intercompany receivables have been generated in the normal course of business; refer to Exhibit A for a summary of transactions with non-debtor affiliates.
12	Pre-petition taxes are paid as they come due in the normal course of business. The Debtors reconciled such amounts and paid such amounts before the end of the Reporting Period.
15	The Debtors obtained debtor-in-possession financing as authorized by the court.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-7: EXHIBIT A - DEBTOR INTERCOMPANY (I/C) TRANSFERS (NET DISBURSEMENTS)

(US Dollars)

DEBTOR (From):	NON-DEBTOR (To):	Description	Net Funding
Net monthly amount of Intercompany Transactions to non-Debtor entity Centric Canada Apparel & Accessories, ULC is $0
Net monthly amount of Intercompany Transactions to non-Debtor entity SWIMS AS is $0

Notes:

(1)	Centric Canada Apparel & Accessories received $4.0M in gross transfers and $6.7M in gross receipts from August 1, 2020 through August 31, 2020.
(2)	No transfer was made to SWIMS AS from August 1, 2020 through August 31, 2020.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-7: EXHIBIT A - DEBTOR INTERCOMPANY (I/C) TRANSFERS (NET DISBURSEMENTS)

(US Dollars)

Centric Canada Apparel & Accessories Gross Receipt Detail

Date	Bank	Account Name	Legal Entity	Description	Amount
8/4/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	1,882,902.40
8/5/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	142,499.52
8/6/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	69,646.01
8/10/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	707,690.53
8/11/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	614,113.08
8/12/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	147,167.70
8/13/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	685,825.73
8/14/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	24,297.19
8/17/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	391,083.08
8/18/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	116,328.24
8/20/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	713,447.64
8/21/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	231,043.89
8/24/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	46,529.34
8/26/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	34,281.34
8/27/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	234,618.06
8/31/2020	PNC	SPRING FUNDING LLC	Centric Canada Apparel & Accessories	Receipts	653,303.49
Total Receipts					$6,694,777.25

Centric Canada Apparel & Accessories Gross Transfer Detail

Date	Bank	Debtor (From)	Non-Debtor (To):	Detail	Amount
8/6/2020	HSBC	Centric Brands Holding LLC	Centric Canada Apparel & Accessories	Intercompany Transfer	$500,000.00
8/17/2020	HSBC	Centric Brands Holding LLC	Centric Canada Apparel & Accessories	Intercompany Transfer	500,000.00
8/25/2020	HSBC	Centric Brands Holding LLC	Centric Canada Apparel & Accessories	Intercompany Transfer	1,500,000.00
8/28/2020	HSBC	Centric Brands Holding LLC	Centric Canada Apparel & Accessories	Intercompany Transfer	1,500,000.00
Total Transfers					$4,000,000.00

Notes:

(1)	Centric Canada Apparel & Accessories received $4.0M in gross transfers and $6.7M in gross receipts from August 1, 2020 through August 31, 2020.
(2)	All Canadian dollar amounts were converted to USD at a rate of approximately 0.76.

In re: Centric Brands Inc., et al.	Case No.	20-22637
Debtors	Reporting Period:	Aug-20

MOR-7: EXHIBIT A - CENTRIC CANADA APPAREL & ACCESSORIES DAILY NET BALANCE

(US Dollars)

Date	Receipts	Transfers	Net Receipts from Canada Apparel & Accessories
8/4/2020	1,882,902.40	-	1,882,902.40
8/5/2020	142,499.52	-	2,025,401.92
8/6/2020	69,646.01	500,000.00	1,595,047.94
8/10/2020	707,690.53	-	2,302,738.47
8/11/2020	614,113.08	-	2,916,851.54
8/12/2020	147,167.70	-	3,064,019.24
8/13/2020	685,825.73	-	3,749,844.97
8/14/2020	24,297.19	-	3,774,142.16
8/17/2020	391,083.08	500,000.00	3,665,225.24
8/18/2020	116,328.24	-	3,781,553.48
8/20/2020	713,447.64	-	4,495,001.13
8/21/2020	231,043.89	-	4,726,045.02
8/24/2020	46,529.34	-	4,772,574.35
8/25/2020	-	1,500,000.00	3,272,574.35
8/26/2020	34,281.34	-	3,306,855.69
8/27/2020	234,618.06	-	3,541,473.75
8/28/2020	-	1,500,000.00	2,041,473.75
8/31/2020	653,303.49	-	2,694,777.25
Total Net Receipts from Canada:			$2,694,777.25